MADISON MOSAIC EQUITY TRUST

Supplement dated May 14, 2012 to the Prospectus

This Supplement dated May 14, 2012 amends the Prospectus of Madison Mosaic Equity Trust, Madison Institutional Option Fund series, dated May 1, 2011.  Please keep this Supplement with your records.

Madison Institutional Equity Option Fund

On May 11, 2012, the Board of Trustees of the Madison Institutional Equity Option Fund (the “Fund”), which is a series of the Madison Mosaic Equity Trust (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund.  Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about October 15, 2012 pursuant to the Plan.  Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund.  The Fund is currently closed to new investments, but shareholders may continue to redeem their Fund shares on each day the Fund is open for business between now and the date of the planned liquidation.

As part of the planned liquidation, the portfolio managers of the Fund will attempt to liquidate the Fund’s assets in an orderly manner commencing as early as September 24, 2012. As a result, the Fund’s normal exposure to equity investments will be reduced after this date, and eventually eliminated, and shareholders should not expect the Fund to achieve its stated investment objectives.

The Board of Trustees may determine to accelerate the liquidation date.  If this were to occur, revised information will be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Fund does not give tax advice. Although the Fund believes the following information is correct, shareholders should consult with their own tax advisors. This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (“IRA”) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the planned liquidation date, a direct transfer of their retirement account assets to another tax-deferred retirement account.

During the entire liquidation phase, representatives of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will be available to answer any questions regarding the closing of the Fund. You may contact representatives of Madison toll-free as follows:

•	To redeem or exchange your shares, call 1-888-670-3600
•	For other matters, call 1-800-368-3195